Exhibit 99.1

Heritage Commerce Corp Restates Financial Results

San Jose, CA - March 15, 2005.

Heritage Commerce Corp management and the Board of Directors have concluded that the Company's financial statements for the years ended December 31, 2002, December 31, 2003, and the first three quarters in 2004 ending March 31, June 30 and September 30, should no longer be relied upon and should be restated as a result of accounting errors. The Company will restate its 2002 and 2003 annual financial statements that will be included in its Annual Report on Form 10-K for the year ended December 31, 2004, however these restatements are not considered by management to be material. The Company will amend its Form 10-Q for each of the first three quarters of 2004. The restatement of the financial statements for the first three quarters of 2004 will not materially impact the Company's previously announced income for 2004. The restatements relate to three accounting errors that led to accounting changes in the periods being restated.

The first accounting error relates to an asset which the Company had previously accounted for as a direct financing lease and classified as a part of the loan portfolio. Upon further review of the asset and the related management agreements, the Company has determined that the accounting it applied was incorrect and that the asset should have been accounted for as equipment subject to an operating lease and classified as an other asset. The asset was originally classified as an operating lease in 2002, and then due to an amendment to the agreement, it was moved to the loan portfolio in December 2003. As a result of this error, the Company will restate its balance sheet for the fiscal year ended December 31, 2003, and its financial statements for the first three quarters of 2004. The Company expects to restate its December 31, 2003 balance sheet in connection with the issuance of its 2004 financial statements when it files its Form 10-K for the year ended December 31, 2004. The effect of the misclassification of the asset on the 2003 statements of income and cash flows was insignificant and those statements will not be restated for this error. The Company will restate its 2004 interim financial statements and expects to file amendments to its Forms 10-Q for the first, second and third quarters of 2004, accordingly such interim financial statements should not be relied upon.

Because of timing differences related to the accounting for loans compared to the accounting for assets subject to operating leases, earnings in the first, second and third quarters of 2004 will differ from what had previously been reported in the interim financial statements. The adjustments will reflect changes in loans, the allowance for loan and lease losses, the provision for loan losses, interest income, rental income, other assets - leased equipment, accrued interest receivable, other liabilities, equity, provision for income taxes, depreciation expense, accumulated depreciation and operating losses related to the impairment of other assets - leased equipment.

In the fourth quarter of 2004, prior to the identification of this error, the Company determined that this asset was impaired and recorded a bad debt provision to reduce the net carrying value of the asset to its estimated fair value. The restatement for this error does not impact the asset's estimated fair value, accordingly there is no change in the net recorded value of the asset at December 31, 2004 from the amounts reported in the Company's press release dated February 3, 2005. The book value of the equipment subject to an operating lease related to this restatement is approximately $722,000 at December 31, 2004.

A second accounting error relates to how the Company accounted for its unconditional and legally binding delayed-equity contributions to low income housing partnerships. The Company increased other assets and other liabilities $4,375,000 as of December 31, 2004, from the amounts previously reported in the February 3, 2005 press release, to record unconditional, legally binding delayed equity contributions to low income housing partnerships. The Company will restate its balance sheet in relation to this error for the fiscal year ended December 31, 2003 when it files its Annual Report on Form 10-K. This restatement is considered by management to be immaterial. These changes had no effect on net income for 2003 and 2004.

A third accounting error relates to leased facilities. On February 7, 2005, the Office of the Chief Accountant of the Securities and Exchange Commission ("SEC") issued a letter to the American Institute of Certified Public Accountants expressing its views regarding certain operating lease accounting issues and their application under generally accepted accounting principles in the United States of America ("GAAP"). In light of this letter, the Company's management initiated a review of its accounting for leased facilities. As a result of this review management has determined that it's current methods of accounting for rent holidays were not consistent with GAAP. As a result, the Company will restate its 2003 and 2002 financial statements when it files its 2004 Annual Report on Form 10-K. These restatements are considered by management to be immaterial. The after-tax effect of all the accounting adjustments for the year ended December 31, 2004 was to increase income by $19,000 and to reduce retained earnings by $342,000 from the amounts reported in the February 3, 2005 press release. The after-tax income statement effect for years ended December 31, 2003 and 2002 was to reduce income by $6,000 and $23,000, respectively.

Unaudited summary financial statements reflecting the balance sheet and income statement changes for each reporting period are included at the end of this announcement.

Based on the definition of "material weakness" in the Public Company Accounting Oversight Board's Auditing Standard No. 2, An Audit of Internal Control Over Financial Reporting Performed in Conjunction With an Audit of Financial Statements, restatement of financial statements in prior filings with the SEC is a strong indicator of the existence of a "material weakness" in the design or operation of internal control over financial reporting. Based on that, management has concluded that a material weakness existed in the Company's internal control over financial reporting.

The Company's Board of Directors has discussed the restatement and the issues relating to the restatement along with the "material weakness" with the Company's independent registered public accounting firm. Due to this restatement, it is anticipated that the Company will file a Form 12b-25 with Securities and Exchange Commission requesting a 15 calendar day extension to file its 2004 Form 10-K Annual Report.

Forward Looking Statement Disclaimer

This release may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties may include but are not necessarily limited to fluctuations in interest rates and monetary policy established by the Federal Reserve, inflation, government regulations, general economic conditions, competition within the business areas in which the Company is conducting its operations, including the real estate market in California, the ability to recognize identified cost savings, and other factors beyond the Company's control. Such risks and uncertainties could cause results for subsequent interim periods or for the entire year to differ materially from those indicated. For a discussion of factors which could cause results to differ, please see the Company's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

                                                                                                                   For the Three Months Ended:                                         For the Year Ended:
                                                              -------------------------------------------------------------------------------------------------------------------  ---------------------------
                                                               As Previously      As        As Previously      As        As Previously       As        As Previously      As        As Previously      As
CONSOLIDATED INCOME STATEMENT                                    Reported      Restated       Reported      Restated       Reported       Restated       Reported      Restated       Reported      Restated
(in $000's, unaudited)                                          12/31/2004    12/31/2004     09/30/2004    09/30/2004     06/30/2004     06/30/2004     03/31/2004    03/31/2004     12/31/2004    12/31/2004
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
Interest Income                                               $     14,385  $     14,330   $     13,633  $     13,563   $     12,690  $      12,617   $     11,984  $     11,907   $     52,692  $     52,417
Interest Expense                                                     2,677         2,677          2,484         2,484          2,298          2,298          2,189         2,189          9,648         9,648
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
    Net Interest Income                                             11,708        11,653         11,149        11,079         10,392         10,319          9,795         9,718         43,044        42,769
(Reversal of) Provision for Loan Losses                              1,480          (726)           600           254            600            575            600           563          3,280           666
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
    Net Interest Income after (Reversal of) Loan Loss Provision     10,228        12,379         10,549        10,825          9,792          9,744          9,195         9,155         39,764        42,103
Noninterest Income:
   Gain on Sale of Loans                                               766           766            920           920            639            639            727           727          3,052         3,052
   Servicing Income                                                    643           643            616           616            561            561            505           505          2,325         2,325
   Service Charges and Other Fees on Deposit Accounts                  414           414            415           415            497            497            473           473          1,799         1,799
   Appreciation of Company Owned Life Insurance                        232           232            236           236            234            234            329           329          1,031         1,031
   Equipment Leasing                                                     0           136              0           245              0            245              0           245              0           871
   Gain on Sale of Securities Available-For-Sale                         0             0              0             0            264            264            212           212            476           476
   Mortgage Brokerage Fees                                               0             0             19            19             30             30            119           119            168           168
   Other                                                               167           167            157           157             79             79            109           109            512           512
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
Total Noninterest Income                                             2,222         2,358          2,363         2,608          2,304          2,549          2,474         2,719          9,363        10,234
Noninterest Expense:
   Salaries & Employee Benefits                                      4,277         4,277          4,301         4,301          5,456          5,456          4,720         4,720         18,754        18,754
   Occupancy & Equipment                                             1,112         1,104          1,089         1,081          1,135          1,127          1,287         1,279          4,623         4,591
   Other                                                             3,576         6,020          3,499         3,749          4,325          4,575          2,705         2,971         14,105        17,315
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
Total Noninterest Expense                                            8,965        11,401          8,889         9,131         10,916         11,158          8,712         8,970         37,482        40,660
Income Before Taxes                                                  3,485         3,336          4,023         4,302          1,180          1,135          2,957         2,904         11,645        11,677
Provision for Income Taxes                                             721           690          1,135         1,210            380            366            950           933          3,186         3,199
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
Net Income                                                    $      2,764  $      2,646   $      2,888  $      3,092   $        800  $         769   $      2,007  $      1,971   $      8,459  $      8,478
                                                               ============  ============   ============  ============   ============   ============   ============  ============   ============  ============

                                                                                                                  For the Three Months Ended:                                          For the Year Ended:
                                                              -------------------------------------------------------------------------------------------------------------------  ---------------------------
                                                               As Previously      As        As Previously      As        As Previously       As        As Previously      As        As Previously      As
PER SHARE DATA                                                   Reported      Restated       Reported      Restated       Reported       Restated       Reported      Restated       Reported      Restated
(unaudited)                                                     12/31/2004    12/31/2004     09/30/2004    09/30/2004     06/30/2004     06/30/2004     03/31/2004    03/31/2004     12/31/2004    12/31/2004
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
Basic Earnings Per Share                                      $       0.23  $       0.23   $       0.25  $       0.26   $       0.07  $        0.07   $       0.18  $       0.17   $       0.73  $       0.73
Diluted Earnings Per Share                                    $       0.23  $       0.23   $       0.24  $       0.26   $       0.07  $        0.06   $       0.17  $       0.16   $       0.71  $       0.71
Weighted Average Basic Shares Outstanding                       11,645,202    11,645,202     11,621,963    11,621,963     11,543,552     11,543,552     11,375,388    11,375,388     11,559,155    11,559,155
Weighted Average Diluted Shares Outstanding                     12,106,197    12,106,197     11,998,520    11,998,520     11,954,572     11,954,572     11,798,329    11,798,329     11,986,856    11,986,856
Common Shares Outstanding                                       11,669,837    11,669,837     11,657,865    11,657,865     11,596,491     11,596,491     11,495,008    11,495,008     11,669,837    11,669,837
Book Value Per Share                                          $       8.48  $       8.45   $       8.29  $       8.27   $       7.83  $        7.79   $       8.12  $       8.09   $       8.48  $       8.45
Tangible Book Value Per Share                                 $       8.48  $       8.45   $       8.29  $       8.27   $       7.83  $        7.79   $       8.12  $       8.09   $       8.48  $       8.45

                                                                                                                  For the Three Months Ended:                                          For the Year Ended:
                                                              -------------------------------------------------------------------------------------------------------------------  ---------------------------
                                                               As Previously      As        As Previously      As        As Previously       As        As Previously      As        As Previously      As
KEY FINANCIAL RATIOS                                             Reported      Restated       Reported      Restated       Reported       Restated       Reported      Restated       Reported      Restated
(unaudited)                                                     12/31/2004    12/31/2004     09/30/2004    09/30/2004     06/30/2004     06/30/2004     03/31/2004    03/31/2004     12/31/2004    12/31/2004
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
Annualized Return on Average Equity                                  11.20%        10.76%         12.19%        13.10%          3.47%          3.35%          8.83%         8.71%          8.99%         9.04%
Annualized Return on Average Assets                                   1.00%         0.95%          1.05%         1.12%          0.30%          0.29%          0.82%         0.81%          0.80%         0.80%
Net Interest Margin                                                   4.57%         4.56%          4.42%         4.41%          4.27%          4.26%          4.38%         4.37%          4.41%         4.40%
Efficiency Ratio                                                     64.36%        81.37%         65.79%        66.71%         85.98%         86.71%         71.01%        72.12%         71.51%        76.71%

                                                                                                                  For the Three Months Ended:                                          For the Year Ended:
                                                              -------------------------------------------------------------------------------------------------------------------  ---------------------------
                                                               As Previously      As        As Previously      As        As Previously       As        As Previously      As        As Previously      As
AVERAGE BALANCES                                                 Reported      Restated       Reported      Restated       Reported       Restated       Reported      Restated       Reported      Restated
(in $000's, unaudited)                                          12/31/2004    12/31/2004     09/30/2004    09/30/2004     06/30/2004     06/30/2004     03/31/2004    03/31/2004     12/31/2004    12/31/2004
                                                               ------------  ------------   ------------  ------------   ------------   ------------   ------------  ------------   ------------  ------------
Average Assets                                                $  1,104,112  $  1,110,207   $  1,094,330  $  1,100,807   $  1,067,833  $   1,070,735   $    979,787  $    982,156   $  1,061,327  $  1,065,795
Average Earning Assets                                        $  1,020,308  $  1,016,980   $  1,003,903  $  1,000,408   $    979,039  $     975,377   $    898,992  $    895,149   $    975,815  $    972,233
Average Gross Loans & Leases                                  $    728,695  $    725,367   $    715,957  $    712,462   $    690,283  $     686,621   $    660,446  $    656,603   $    698,784  $    695,202
Average Deposits                                              $    920,870  $    920,870   $    917,476  $    917,476   $    892,206  $     892,206   $    824,714  $    824,714   $    889,039  $    889,039
Average Demand Deposits - Noninterest Bearing                 $    294,109  $    294,109   $    288,096  $    288,096   $    283,460  $     283,460   $    234,693  $    234,693   $    275,192  $    275,192
Average Demand Deposits - Interest Bearing                    $    626,761  $    626,761   $    629,380  $    629,380   $    608,746  $     608,746   $    590,021  $    590,021   $    613,847  $    613,847
Average Interest Bearing Liabilities                          $    698,372  $    698,372   $    700,602  $    700,602   $    680,266  $     680,266   $    642,212  $    642,212   $    680,689  $    680,689
Average Equity                                                $     98,196  $     97,841   $     94,275  $     93,920   $     92,641  $      92,286   $     91,380  $     91,025   $     94,131  $     93,775

                                                                                                                            End of Period
                                                             ----------------------------------------------------------------------------------------------------------------------------------
                                                              As Previously     As       As Previously    As       As Previously    As       As Previously    As       As Previously    As
CONSOLIDATED BALANCE SHEET                                      Reported     Restated     Reported     Restated     Reported     Restated     Reported     Restated     Reported     Restated
(in $000's, unaudited)                                         12/31/2004   12/31/2004   09/30/2004   09/30/2004   06/30/2004   06/30/2004   03/31/2004   03/31/2004   12/31/2003   12/31/2003
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
ASSETS
Cash and Due from Banks                                      $     33,646  $    33,646  $    47,347  $    47,347  $    56,404  $    56,404  $    51,725  $    51,725  $    42,017  $    42,017
Fed Funds Sold                                                     24,100       24,100        5,800        5,800       13,800       13,800       67,700       67,700       72,200       72,200
Investment Securities                                             232,809      232,809      228,483      228,483      230,435      230,435      204,705      204,705      153,473      153,473
Loans Held For Sale                                                37,178       37,178       28,782       28,782       31,916       31,916       25,512       25,512       30,638       30,638
Loans:
   Real Estate-Mortgage                                           303,154      303,154      301,249      301,249      290,956      290,956      287,833      287,833      276,908      276,908
   Real Estate-Land and Construction                              118,290      118,290      106,303      106,303      111,161      111,161      101,389      101,389      101,082      101,082
   Commercial Loans                                               300,321      300,321      314,007      314,007      298,828      298,828      275,536      275,536      281,561      281,561
   Direct Financing Lease                                           1,231          131        3,538          135        3,578            0        3,749            0        3,931            0
   Consumer Loans                                                   2,908        2,908        2,051        2,051        1,625        1,625        1,715        1,715        1,743        1,743
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Gross Loans                                                       725,904      724,804      727,148      723,745      706,148      702,570      670,222      666,473      665,225      661,294
Deferred Loan Costs                                                   726          726          467          467          709          709          517          517          863          863
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Loans, Net of Deferred Costs                                  726,630      725,530      727,615      724,212      706,857      703,279      670,739      666,990      666,088      662,157
Allowance for Loan Losses                                         (12,876)     (12,497)     (13,381)     (12,973)     (12,688)     (12,626)     (12,151)     (12,114)     (13,451)     (13,451)
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Net Loans                                                     713,754      713,033      714,234      711,239      694,169      690,653      658,588      654,876      652,637      648,706
Premises & Equipment, Net                                           3,183        3,183        3,489        3,489        3,641        3,641        3,711        3,711        4,034        4,034
Accrued Interest Receivable and Other Assets                       57,555       64,224       54,197       62,898       53,022       64,184       48,782       53,897       48,202       54,914
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
     Total Assets                                            $  1,102,225  $ 1,108,173  $ 1,082,332  $ 1,088,038  $ 1,083,387  $ 1,091,033  $ 1,060,723  $ 1,062,126  $ 1,003,201  $ 1,005,982
                                                              ============  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========
LIABILITIES & SHAREHOLDERS' EQUITY
Liabilities:
  Deposits
    Demand Deposits-Noninterest Bearing                      $    277,451  $   277,451  $   290,845  $   290,845  $   301,329  $   301,329  $   287,633  $   287,633  $   238,423  $   238,423
    Demand Deposits-Interest Bearing                              120,890      120,890      115,911      115,911      111,282      111,282      108,764      108,764      105,260      105,260
    Savings/Money Market                                          357,318      357,318      349,004      349,004      364,124      364,124      340,212      340,212      345,886      345,886
    Time Deposits, Under $100                                      38,295       38,295       38,170       38,170       38,293       38,293       39,724       39,724       39,869       39,869
    Time Deposits, $100 and Over                                  124,581      124,581      108,726      108,726      104,141      104,141      108,652      108,652      105,972      105,972
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Deposits                                                    918,535      918,535      902,656      902,656      919,169      919,169      884,985      884,985      835,410      835,410
Other Borrowings                                                   47,800       47,800       47,800       47,800       39,800       39,800       48,600       48,600       43,600       43,600
Notes Payable To Subsidiary Grantor Trusts                         23,702       23,702       23,702       23,702       23,702       23,702       23,702       23,702       23,702       23,702
Accrued Interest Payable and Other Liabilities                     13,267       19,557       11,539       17,469        9,897       17,971       10,057       11,857       10,643       13,785
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Liabilities                                               1,003,304    1,009,594      985,697      991,627      992,568    1,000,642      967,344      969,144      913,355      916,497

Shareholders' Equity:
   Common Stock                                                    67,216       67,216       66,235       66,235       65,656       65,656       65,396       65,396       64,791       64,791
   Accumlated Other Comprehensive (Loss) Income, Net of Taxes      (1,730)      (1,730)        (271)        (271)      (2,620)      (2,620)       1,000        1,000           79           79
   Retained Earnings                                               33,435       33,093       30,671       30,447       27,783       27,355       26,983       26,586       24,976       24,615
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Shareholders' Equity                                         98,921       98,579       96,635       96,411       90,819       90,391       93,379       92,982       89,846       89,485
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total Liabilities & Shareholders' Equity                 $  1,102,225  $ 1,108,173  $ 1,082,332  $ 1,088,038  $ 1,083,387  $ 1,091,033  $ 1,060,723  $ 1,062,126  $ 1,003,201  $ 1,005,982
                                                              ============  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                                                                            End of Period
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                                                              As Previously     As       As Previously    As       As Previously    As       As Previously    As       As Previously    As
CREDIT QUALITY DATA                                             Reported     Restated     Reported     Restated     Reported     Restated     Reported     Restated     Reported     Restated
(in $000's, unaudited)                                         12/31/2004   12/31/2004   09/30/2004   09/30/2004   06/30/2004   06/30/2004   03/31/2004   03/31/2004   12/31/2003   12/31/2003
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Nonaccrual Loans                                             $      2,128  $     1,028  $     1,926  $     1,926  $     2,102  $     2,102  $     4,171  $     4,171  $     3,972  $     3,972
Over 90 Days Past Due and Still Accruing                              302          302          711          711          530          530          630          630          608          608
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total Nonperforming Loans                                           2,430        1,330        2,637        2,637        2,632        2,632        4,801        4,801        4,580        4,580
Other Real Estate Owned                                                 0            0            0            0            0            0            0            0            0            0
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    Total Nonperforming Assets                               $      2,430  $     1,330  $     2,637  $     2,637  $     2,632  $     2,632  $     4,801  $     4,801  $     4,580  $     4,580
                                                              ============  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========
Net (Recoveries) Charge-offs                                 $      1,705  $      (531) $       (94) $       (94) $        63  $        63  $     1,901  $     1,901  $       (12) $       (12)
Net (Recoveries) Charge-offs as Percent of Average Loans             0.93%       -0.29%       -0.05%       -0.05%        0.04%        0.04%        1.16%        1.16%       -0.01%       -0.01%
Allowance for Loan Losses to Total Loans                             1.77%        1.72%        1.84%        1.79%        1.79%        1.80%        1.81%        1.82%        2.02%        2.03%
Allowance for Loan Losses to Nonperforming Loans                   529.88%      939.62%      507.43%      491.96%      482.07%      479.71%      253.09%      252.32%      293.69%      293.69%
Nonperforming Assets to Total Assets                                 0.22%        0.12%        0.24%        0.24%        0.24%        0.24%        0.45%        0.45%        0.46%        0.46%
Nonperforming Loans to Total Loans                                   0.33%        0.18%        0.36%        0.36%        0.37%        0.37%        0.72%        0.72%        0.69%        0.69%

                                                                                                                            End of Period
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                                                              As Previously     As       As Previously    As       As Previously    As       As Previously    As       As Previously    As
OTHER PERIOD-END STATISTICS                                     Reported     Restated     Reported     Restated     Reported     Restated     Reported     Restated     Reported     Restated
(unaudited)                                                    12/31/2004   12/31/2004   09/30/2004   09/30/2004   06/30/2004   06/30/2004   03/31/2004   03/31/2004   12/31/2003   12/31/2003
                                                              ------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Shareholders Equity / Total Assets                                   8.97%        8.90%        8.93%        8.86%        8.38%        8.28%        8.80%        8.75%        8.96%        8.90%
Loan to Deposit Ratio                                               79.11%       78.99%       80.61%       80.23%       76.90%       76.51%       75.79%       75.37%       79.73%       79.26%
Noninterest Bearing Deposits / Total Deposits                       30.21%       30.21%       32.22%       32.22%       32.78%       32.78%       32.50%       32.50%       28.54%       28.54%
Leverage Ratio                                                      10.96%       10.87%       10.72%       10.63%       10.67%       10.60%       11.54%       11.47%       11.17%       11.10%